UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material Pursuant to §240.14a-12

VIAVI SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

VIAVI SOLUTIONS INC.

To Be Held On:

November 15, 2017 at 9:00 a.m. Pacific Standard Time

at 6001 America Center Drive, 6th Floor, San Jose, California 95002

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/03/17.

Please visit http://www.astproxyportal.com/ast/14998/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors: NOMINEES: Richard E. Belluzzo Keith Barnes Tor Braham Timothy Campos Donald Colvin Masood A. Jabbar Oleg Khaykin Pamela Strayer

2. Ratification of the appointment of Pricewaterhouse Cooper LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2018.

3. The approval of, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended July 1, 2017.

4. The approval of the frequency of a stockholder vote to approve the compensation of the named executive officers.

5. The approval of an amendment of the Company’s bylaws to provide that the courts located within the state of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.

6. The approval of the amendment and restatement of the Company’s Amended and Restated 2003 Equity Incentive Plan.

7. The approval of the amendment and restatement of the Company’s Amended and Restated 1998 Employee Stock Purchase Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 5, 6 AND 7, AND “FOR” “ONE YEAR” ON PROPOSAL 4.

Please note that you cannot use this notice to vote by mail.